UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2025

Silver Point Specialty Lending Fund

(Exact name of registrant as specified in its charter)

Maryland	000-56533	47-1577585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Greenwich Plaza, Suite 1 Greenwich, Connecticut	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 542-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 26, 2025, Silver Point Specialty Lending Fund (the “Fund”) filed a Certificate of Amendment (the “Amendment”) to its Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) with the State Department of Assessment and Taxation of Maryland to implement a 1-for-2 reverse share split (the “Reverse Share Split”) of the Fund’s common shares of beneficial interest, par value $0.001 per share (the “Common Shares”) to be effective as of close of business on December 26, 2025 (the “Effective Time”).

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

On December 15, 2025, the Board of Trustees of the Fund (the “Board”) approved the Reverse Share Split. Upon the Effective Time, every two issued and outstanding Common Shares were automatically combined and reclassified into one outstanding Common Share and each fractional share was reduced by half.

The Reverse Share Split did not affect any shareholder’s ownership percentage of Common Shares alter the par value of the Common Shares, change the number of authorized shares, or modify any voting rights or other terms of the Common Shares. Immediately prior to the Reverse Share Split, there were approximately 42,480,777 Common Shares outstanding. After the Reverse Share Split, there are approximately 21,240,388 Common Shares outstanding.

On December 27, 2025, the Board declared a regular monthly dividend to holders of the Fund’s common shares of beneficial interest, par value $0.001 per share, as of December 31, 2025, payable on January 30, 2026, in the amount of $0.25 per share.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to Second Amended and Restated Declaration of Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Silver Point Specialty Lending Fund

Date: January 2, 2026	By:	/s/ James Kasmarcik
	Name:	James Kasmarcik
	Title:	Secretary